UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 20, 2008 (November 14, 2008)

CHINA BIOLOGIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52807	75-2308816
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 14 East Hushan Road,
Taian City, Shandong
People's Republic of China 271000
(Address of Principal Executive Offices)

(+86) 538 -620-2306
Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 2, 2008, China Biologic Products, Inc. (the "Company") reported the entry of its BVI subsidiary, Logic Express Limited ("Logic Express"), into an Equity Transfer Agreement (the "Equity Transfer Agreement"), dated September 26, 2008, among Logic Express, Chongqing Dalin Biologic Technologies Co., Ltd. ("Dalin"), a PRC limited liability company, and Fan Shaowen, Chen Aimin, Chen Aiguo and Yang Gang, the shareholders of Dalin (collectively the "Dalin Shareholders"), for the purchase of an aggregate 90% equity interest in Dalin, for a price of RMB194,400,000. The RMB194,400,000 purchase price for the equity interests in Dalin was subject to adjustment upon the completion of financial and legal due diligence on Dalin and its subsidiary Qianfeng Biological Products Co. Ltd ("Qianfeng"), to be completed within 30 days of the execution of the Equity Transfer Agreement, or by October 26, 2008. On November 12, 2008, the Company reported the entry of Logic Express, the Dalin Shareholders and Dalin, into a supplemental agreement (the "Supplemental Agreement"), pursuant to which they agreed to extend the date for completion of the financial and legal due diligence to November 14, 2008.

On November 14, 2008, Logic Express, the Dalin Shareholders and Dalin agreed to enter into a second supplemental agreement (the "Second Supplemental Agreement") to further extend the date for completion of the financial and legal due diligence to November 30, 2008.

For details regarding terms of the Equity Transfer Agreement and the Supplemental Agreement, see the Company’s Current Reports on Form 8-K filed on October 2, 2008 and on November 12, 2008. An English translation of the Second Supplemental Agreement is attached to this Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Exhibit Description
Number
10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express Limited, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current
Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express
Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3*	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic
Express Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin.

__________________
*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIOLOGIC PRODUCTS, INC.

Date: November 20, 2008	/s/ Chao Ming Zhao
Chao Ming Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Exhibit Description
Number
10.1	Equity Transfer Agreement, dated September 26, 2008, among Logic Express Limited, Dalin and certain shareholders of Dalin (incorporated by reference to Exhibit 10.1 to the Company’s Current
Report on Form 8-K filed on October 2, 2008)

10.2	English Translation of Supplemental Agreement, dated November 3, 2008, among Logic Express
Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on November 7, 2008)

10.3*	English Translation of Second Supplemental Agreement, dated November 14, 2008, among Logic
Express Limited, Fan Shaowen, as representative of the Dalin shareholders and Dalin.

__________________
*Filed herewith